Exhibit 99.3

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report of Scantek Medical, Inc. (the "Company") on Form 10-KSB for the year ended June 30, 2002 filed with the Securities and Exchange Commission (the "Report"), I, Zsigmond L. Sagi, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

(1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934;and

(2) The information contained in the Report fairly presents, in all material respects, the consolidated financial condition of the Company as of the dates presented and consolidated result of operations of the Company for the period presented.


Dated:  October 16, 2002

                                                 /s/ Zsigmond L. Sagi
                                                     ---------------------------
                                                     Zsigmond L. Sagi,
                                                     Chief Executive Officer and
                                                     Chief Financial Officer


This certification has been furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and has not been filed as part of the Report or as a separate disclosure document.